                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report: January 22, 1998
(Date of earliest event reported)



         Residential Funding Mortgage Securities II, Inc.
      (Exact name of registrant as specified in its charter)


Delaware                     333-28025                   41-1808858
(State or Other Juris-      (Commission            (I.R.S. Employer
diction of Incorporation)  File Number)         Identification No.)


   8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota55437
              (Address of Principal Executive Office)    (Zip Code)


 Registrant's telephone number, including area code:(612) 832-7000






[CTSRFMSI.WPD    December 7, 1995]

Item 5Other Events.


           On January 29, 1998, the Registrant expects to cause the issuance and sale of Home Equity Loan-Backed Term Notes, Series 1998-HS1 (the "Term Notes") pursuant to an Indenture to be dated as of January 29, 1998 among Home Equity Loan Trust 1998- HS1, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

     In connection with the expected sale of the Term Notes by Morgan Stanley Dean Witter and Residential Funding Securities Corporation (together, the "Underwriters"), the Registrant has been advised by Morgan Stanley Dean Witter as Representative for the Underwriters (the "Representative"), that the Underwriters have furnished to prospective investors certain collateral information with respect to the revolving credit loans ("Revolving Credit Loans") underlying the proposed offering of the Term Notes (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed electronically as exhibits to this report.
           The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the
      Prospectus  Supplement  relating  to the  Certificates  and  by any  other
      information   subsequently   filed  with  the   Securities   and  Exchange
      Commission.

           The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

           In addition, the actual characteristics and performance of the Revolving Credit Loans underlying the Term Notes may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Term Notes. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Revolving Credit Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Term Notes.




[CTSRFMSI.WPD    December 7, 1995]

Item 7Financial Statements, Pro Forma Financial Information and Exhibits


      (a)  Financial Statements.

           Not applicable.

      (b)  Pro Forma Financial Information.

           Not applicable.

      (c)  Exhibits



                      Item 601(a) of
                      Regulation S-K
    Exhibit No.         Exhibit No.              Description
         1                  99             Collateral Term Sheets



[CTSRFMSI.WPD    December 7, 1995]

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.

                              By: /s/ Diane S. Wold
                              Name: Diane S. Wold
                              Title: Vice President




Dated: January 22, 1998


























[CTSRFMSI.WPD    December 7, 1995]

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.

                                    By:
                                    Name: Diane S. Wold
                              Title: Vice President




Dated: January 22, 1998
























EXHIBIT INDEX



[CTSRFMSI.WPD    December 7, 1995]

                     Item 601 (a) of Sequentially
      Exhibit   Regulation S-K Numbered
      Number         Exhibit No.     Description    Format


1                        99         Collateral Term          P
                                         Sheets



[CTSRFMSI.WPD    December 7, 1995]

                              -7-
                            EXHIBIT 1


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC"). Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy and completeness of this information, which supersedes all information previously provided by RFSC contained in any collateral term sheets and/or any computational materials relating to the mortgage pool. This information is preliminary and will be superseded by the descriptions in the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.


This report has been prepared based on information from sources believed to be reliable, but its accuracy cannot be guaranteed. Information is unaudited.

[CTSRFMSI.WPD    December 7, 1995]

$517,879,684
RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., Series 1998-HS1
Home Equity Loan-Backed Term Notes

RESIDENTIAL FUNDING CORPORATION
Master Servicer



This information has been prepared by Morgan Stanley & Co. Incorporated in connection with the issuance of these securities by Residential Funding Mortgage Securities II, Inc. based on information provided by Residential Funding Securities II, Inc. with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. This information is also based on certain assumptions made at your request and certain other assumptions set forth herein. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that a mortgage will prepay at a constant rate or follow a predictable pattern. This information has been provided to you at your request and may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINIITVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. In the event of any such offering, these materials shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved RFMSII by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority and Morgan Stanley Japan Ltd. We recommend that investors obtain advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. Representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.














MORGAN STANLEY DEAN WITTER
Mortgage Finance Group
MBS/ABS Capital Markets


January 15, 1998
$ 517,879,684

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., Series 1998-HS1
Home Equity Loan-Backed Term Notes

RESIDENTIAL FUNDING CORPORATION
Master Servicer

Transaction Highlights



Class

Par
Amount
Expected
Ratings
(Moody's/S&P)

Average
Life(1)

Targeted
Price
Payment
Window (Months)(1)

Pricing
Index(2)
Class A-1

 Notes

$ 517,879,684
Aaa/AAA
3.91 years
Par
1 to 124
1-month LIBOR

 (1) Assuming that the optional call is exercised.
(2) Certificate coupon is capped at the weighted average of the maximum Loan Rates less the Servicing Fee and the Surety Fee, as explained in more detail below, with a maximum lifetime rate cap of 17.25%.
Master Servicer and Seller:
Residential Funding Corporation ("RFC")


Primary Servicer:
GMAC Mortgage Corporation
Trustee:
Wilmington Trust Company (as Owner Trustee) and Chase Manhattan Bank (as Indenture Trustee).


Insurer/ Insurance Policy:
AMBAC Indemnity Corporation will cover 100% of losses of principal and interest allocable to Class A-1 (subject to certain limitations as set forth in the related prospectus).


Managers:
MORGAN STANLEY  DEAN WITTER (Lead manager);
Residential Funding Securities Corporation (co-manager).


Expected Pricing Date:
January 16, 1998.


Expected Settlement:
January 29, 1998, through DTC, Euroclear and CEDEL.


Distribution Dates:
The 20th of each month, beginning February 20, 1998.


Class A-1 Interest Rate Cap:
The Class A-1 pays 1-month Libor plus a spread, capped at the Net Loan Rate Cap
 (the weighted average coupon on the loans in a given month, less the servicing and surety fee of 0.58%), with a maximum lifetime rate cap of 17.25% The Net
Loan Rate Cap is initially 9.19% and adjusts up to Prime + 1.77% in three months.



Collateral Description:
The underlying HELOC loans have an initial gross coupon of 9.90% and reset monthly at Prime + 2.48% subject to a weighted average life cap of 18.76%.


Pricing Speed:
30% CPR with a 15% Constant Draw Rate.


Day Count Basis:
Actual/360 interest accrual


Legal Final Maturity:
June, 2023


MORGAN STANLEY DEAN WITTER
Mortgage Finance Group
MBS/ABS Capital Markets


January 15, 1998
$ 517,879,684

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., Series 1998-HS1
Home Equity Loan-Backed Term Notes

RESIDENTIAL FUNDING CORPORATION
Master Servicer

Transaction Highlights (continued)




Optional Call:
10% of the original pool balance.


Trust Tax Status:
Owner Trust.  This is not a REMIC trust.


ERISA Eligibility:
The Class A-1 is expected to be ERISA eligible.


SMMEA Eligibility:
The Class A-1 is not SMMEA eligible.

Deal Summary



* Two types of securities will be issued by the Owner Trust as part of this transaction: the Term Notes and the Variable Funding Notes. Issuer's
     counsel will deliver an opinion that the Term Notes and the Variable Funding Notes will be classified as debt of the Owner Trust. * Both types of securities will receive interest at their current coupon rate and will share in principal collections on a pro-rata basis. * Initially, the Term Notes balance will exceed the outstanding Mortgage Loan balance by 1.5%, representing an initial undercollateralization of Notes related to the Mortgage Notes. * Both types of securities will benefit from the credit enhancement provided by excess interest, overcollateralization, and the AMBAC insurance policy. * The Mortgage Loans total approximately $510,226,290 and have an average outstanding balance of $33,067. * The Mortgage Loans have an initial WAC of 9.90% and a Weighted Average Margin over the Prime Rate of 2.48%

* The Variable Funding Notes will initially be issued to RFC. They will initially have $0 principal balance. During the revolving period (defined below), the Variable Funding Notes will accrue a balance only in months that draws on the lines exceed payments on the lines. After the revolving period, the Variable Funding Notes will accrue a balance equal to all draws on the credit lines.

* The transaction utilizes a Managed Amortization Plan Structure ("MAPS"). * In a MAPS structure, new draws on the HELOCs are netted against prepayments during an initial period (the "revolving period"). In this transaction the revolving period is 60 months. * The pricing payment rate of 30% CPR and pricing draw rate of 15% CPR would result in a net pricing CPR of 15% during the revolving period. * After the revolving period of 60 months, or earlier should a rapid amortization event occur, Holders will receive their pro-rata allocation of principal collections (without netting the draw amount) received during the related collection period. This "rapid amortization" period has the effect of accelerating the principal payout to the Holders.

* Credit Enhancement for the transaction is provided by the following: * Excess Interest on the HELOCs * Overcollateralization (greater HELOC collateral balance than Note balance) that is created by using Excess Interest to pay down principal on the Notes. * A 100% guarantee of principal and interest allocable to the Term Notes and the Variable Funding Notes provided by AMBAC Indemnity Corporation (subject to certain limitations set forth in the related prospectus).


Credit Structure


Application of Collections: Collections of principal and interest generated by the pool will be applied monthly as described below.


I. Monthly Interest Collections:
Collections of interest will be applied in the following priority:

1) Servicing fee payment (0.58% annual fee) plus any accrued and unpaid servicing fee; 2) Any accrued or overdue accrued interest due on the Notes; 3) Any Liquidation Loss Amount allocable to the Notes; 4) Any Liquidation Loss Amount allocable to the Notes from a previous period and not yet paid; 5) The insurance policy premium; 6) Reimbursement of AMBAC for prior draws on the insurance policy; 7) Payment of principal on the Notes to increase the overcollateralization amount up to the O/C target; 8) Payment of any related Carryover Amount from a prior period paid to the Noteholders; 9) Payment to Certificate holders.

     Interest collections allocated pursuant to items 3, 4, 6, and 7 constitute "Excess Interest" (expected to be approximately 4.00% - 4.50% as of the Cut-Off
Date) which is utilized to cover losses on interest and principal payments on the loans.

II. Monthly Principal Collections:
Collections of principal will be passed through to the Notes in the following priority:

     1) During the 60 month revolving period, an amount equal to the difference between the monthly principal collected and any additional draws on the borrowers' credit lines; 2) On the distribution date in February 2003 (or earlier should a rapid amortization event occur), Holders will receive their pro-rata percentage of all principal collections received during the related collection period.

     III. Rapid Amortization Events: 1) The failure of the Seller (Residential Funding Corporation) to make any required payments or deposits, deliver files, or to observe or perform any covenants or agreements as required after a specified grace period; 2) If any representation or warranty made by the Seller is incorrect in a material way and adversely affects the interest of Holders or AMBAC and such breach is not cured in a specified term; 3) Bankruptcy, insolvency or receivership of the Seller or the Trust; 4) The Trust becomes subject to regulation as an investment company; 5) If a Servicing Termination Event relating to the Master Servicer occurs; 6) If the aggregate principal of all draws under the certificate insurer policy exceeds 1% of the original pool balance; 7) The Trust is determined to be an association taxable as a corporation for federal income tax purposes.







Collateral Description

     Home Equity Loan Type: Home equity lines of credit ("HELOCs"). Borrowers generally obtain advances of principal (up to the respective Credit Limits) and repay such principal during the term of the loan. All information below is approximate and based on data as of January 1, 1998.


Aggregate Pool Balance:
$ 510,226,290


Number of Loans:
15,430


Average Outstanding Balance:
$33,067 (range: $0 to $497,966)


Average Credit Line:
$42,358 (highest: $550,000)


Lien Position:
1.97% first lien and 98.03% second lien


Combined Loan to Value Ratio:
84.49% weighted average (26.33% have a CLTV less than or equal to 80%)


Loan Utilization Rate:
78.07% weighted average (highest:  101.50%)


Junior Mortgage Ratio:
21.98% weighted average


Property Type:
93.64% single family and de-minimus PUD; 3.74% condominium; 1.27% PUD; 1.35% other


Owner Occupancy:
99.74% owner-occupied; 0.25% second home; 0.01% investment


Weighted Average Coupon:
9.904% (range from 5.99 % - 17.25%)


Index:
100 % of the loans are indexed off of Prime


Gross Margin:
The weighted average gross margin is 2.48% at the cut-off date


     GrossLife Cap: 86.11% of the loans have a lifetime cap of 18.00%; the weighted average life cap of the remaining loans is 23.49%


Reset Frequency:
The loans reset on a monthly basis to Prime + their respective margins


Origination Dates:
All loans were originated between August, 1988 and December, 1997


Interest Rate:
Monthly adjustable rate indexed to the Prime Rate


Weighted Average Maturity:
226 months (range from 80 - 300)


Latest Scheduled Maturity:
December, 2022


     Geographic  Distribution:  CA (56.75%), FL (4.34%), CO (3.93%), UT (3.56%),
MI (3.25%), WA (3.13%), with the remaining states under 3.0%


     Principal Draws: Borrowers may draw down additional principal on the loans up to a specified credit limit up to either five or fifteen years after origination ("the draw period")


     Principal Repayment: Repayment is required within ten years of the end of the draw period. 20.29% of the loans are interest only loans requiring balloon payments at maturity


Prepayment Speed:
30 % CPR is the pricing prepayment speed


Principal Draw Rate:
15 % is the principal draw rate assumption for pricing

1
The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



$517,879,000
RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., Series 1998-HS1
Home Equity Loan-Backed Term Notes

RESIDENTIAL FUNDING CORPORATION
Master Servicer



This information has been prepared by Morgan Stanley & Co. Incorporated in connection with the issuance of these securities by Residential Funding Mortgage Securities II, Inc. based on information provided by Residential Funding Securities II, Inc. with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. This information is also based on certain assumptions made at your request and certain other assumptions set forth herein. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that a mortgage will prepay at a constant rate or follow a predictable pattern. This information has been provided to you at your request and may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINIITVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. In the event of any such offering, these materials shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved RFMSII by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority and Morgan Stanley Japan Ltd. We recommend that investors obtain advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. Representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.














MORGAN STANLEY DEAN WITTER
Mortgage Finance Group
MBS/ABS Capital Markets


January 15, 1998
$ 517,879,000

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., Series 1998-HS1
Home Equity Loan-Backed Term Notes

RESIDENTIAL FUNDING CORPORATION
Master Servicer

Transaction Highlights



Class

Par
Amount
Expected
Ratings
(Moody's/S&P)

Average
Life(1)

Targeted
Price
Payment
Window (Months)(1)

Pricing
Index(2)
Class A-1

 Notes

$ 517,879,000
Aaa/AAA
3.91 years
Par
1 to 124
1-month LIBOR

     (1) Assuming that the optional call is exercised. (2) Certificate coupon is capped at the weighted average of the maximum Loan Rates less the Servicing Fee and the Surety Fee, as explained in more detail below, with a maximum lifetime rate cap of 17.25%.

Master Servicer and Seller:
Residential Funding Corporation ("RFC")


     Primary Servicer: GMAC Mortgage Corporation Trustee: Wilmington Trust Company (as Owner Trustee) and Chase Manhattan Bank (as Indenture Trustee).


     Insurer/ Insurance Policy: AMBAC Indemnity Corporation will cover 100% of losses of principal and interest allocable to Class A-1 (subject to certain limitations as set forth in the related prospectus).


Managers:
MORGAN STANLEY  DEAN WITTER (Lead manager);
Residential Funding Securities Corporation (co-manager).


Expected Pricing Date:
January 16, 1998.


Expected Settlement:
January 29, 1998, through DTC, Euroclear and CEDEL.


Distribution Dates:
The 20th of each month, beginning February 20, 1998.


     Class A-1 Interest Rate Cap: The Class A-1 pays 1-month Libor plus a spread, capped at the Net Loan Rate Cap (the weighted average coupon on the loans in a given month, less the servicing and surety fee of 0.58%), with a maximum lifetime rate cap of 17.25% The Net Loan Rate Cap is initially 9.19% and adjusts up to Prime + 1.77% in three months.



     Collateral Description: The underlying HELOC loans have an initial gross coupon of 9.90% and reset monthly at Prime + 2.48% subject to a weighted average life cap of 18.76%.


Pricing Speed:
30% CPR with a 15% Constant Draw Rate.


Day Count Basis:
Actual/360 interest accrual


Legal Final Maturity:
June, 2023


MORGAN STANLEY DEAN WITTER
Mortgage Finance Group
MBS/ABS Capital Markets


January 15, 1998
$ 517,879,000

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., Series 1998-HS1
Home Equity Loan-Backed Term Notes

RESIDENTIAL FUNDING CORPORATION
Master Servicer

Transaction Highlights (continued)




Optional Call:
10% of the original pool balance.


Trust Tax Status:
Owner Trust.  This is not a REMIC trust.


ERISA Eligibility:
The Class A-1 is expected to be ERISA eligible.


SMMEA Eligibility:
The Class A-1 is not SMMEA eligible.

Deal Summary



     * Two types of securities will be issued by the Owner Trust as part of this transaction: the Term Notes and the Variable Funding Notes. Issuer's counsel will deliver an opinion that the Term Notes and the Variable Funding Notes will be classified as debt of the Owner Trust.
          * Both types of securities will receive interest at their current coupon rate and will share in principal collections on a pro-rata basis. * Initially, the Term Notes balance will exceed the outstanding Mortgage Loan balance by 1.5%, representing an initial undercollateralization of Notes related to the Mortgage Notes. * Both types of securities will benefit from the credit enhancement provided by excess interest, overcollateralization, and the AMBAC insurance policy. * The Mortgage Loans total approximately $510,226,290 and have an average outstanding balance of $33,067. * The Mortgage Loans have an initial WAC of 9.90% and a Weighted Average Margin over the Prime Rate of 2.48%

     * The Variable Funding Notes will initially be issued to RFC. They will initially have $0 principal balance. During the revolving period (defined below), the Variable Funding Notes will accrue a balance only in months that draws on the lines exceed payments on the lines. After the revolving period, the Variable Funding Notes will accrue a balance equal to all draws on the credit lines.

     * The transaction utilizes a Managed Amortization Plan Structure ("MAPS"). * In a MAPS structure, new draws on the HELOCs are netted against prepayments during an initial period (the "revolving period"). In this transaction the revolving period is 60 months. * The pricing payment rate of 30% CPR and pricing draw rate of 15% CPR would result in a net pricing CPR of 15% during the revolving period. * After the revolving period of 60 months, or earlier should a rapid amortization event occur, Holders will receive their pro-rata allocation of principal collections (without netting the draw amount) received during the related collection period. This "rapid amortization" period has the effect of accelerating the principal payout to the Holders.

     * Credit Enhancement for the transaction is provided by the following: * Excess Interest on the HELOCs * Overcollateralization (greater HELOC collateral balance than Note balance) that is created by using Excess Interest to pay down principal on the Notes. * A 100% guarantee of principal and interest allocable to the Term Notes and the Variable Funding Notes provided by AMBAC Indemnity Corporation (subject to certain limitations set forth in the related prospectus).


Credit Structure


     Application of Collections: Collections of principal and interest generated by the pool will be applied monthly as described below.


I. Monthly Interest Collections:
Collections of interest will be applied in the following priority:

     1) Servicing fee payment (0.58% annual fee) plus any accrued and unpaid servicing fee; 2) Payment on any accrued interest due on the Notes; 3) Payment of principal on any Liquidation Loss Amount allocable to the Notes; 4) Payment of principal on any Liquidation Loss Amount allocable to the Notes from a previous period and not yet paid; 5) The insurance policy premium; 6) Reimbursement of AMBAC for prior draws on the insurance policy; 7) Payment of principal on the Notes to increase the overcollateralization amount up to the O/C target; 8) Payment of Term Notes and Variable Funding Notes prorata, based on security balance any interest shortfall previously unpaid together with interest thereon; 9) Payment to Certificate holders.

     Interest collections allocated pursuant to items 3, 4, 6, and 7 constitute "Excess Interest" (expected to be approximately 4.00% - 4.50% as of the Cut-Off
Date) which is utilized to cover losses on interest and principal payments on the loans.

     II. Monthly Principal Collections: Collections of principal will be passed through to the Notes in the following priority:

     1) During the 60 month revolving period, an amount equal to the difference between the monthly principal collected and any additional draws on the borrowers' credit lines; 2) On the distribution date in February 2003 (or earlier should a rapid amortization event occur), Holders will receive their pro-rata percentage of all principal collections received during the related collection period.

     III. Rapid Amortization Events: 1) The failure of the Seller (Residential Funding Corporation) to make any required payments or deposits, deliver files, or to observe or perform any covenants or agreements as required after a specified grace period; 2) If any representation or warranty made by the Seller is incorrect in a material way and adversely affects the interest of Holders or AMBAC and such breach is not cured in a specified term; 3) Bankruptcy, insolvency or receivership of the Seller or the Trust; 4) The Trust becomes subject to regulation as an investment company; 5) If a Servicing Termination Event relating to the Master Servicer occurs; 6) If the aggregate principal of all draws under the certificate insurer policy exceeds 1% of the original pool balance; 7) The Trust is determined to be an association taxable as a corporation for federal income tax purposes.







Collateral Description

     Home Equity Loan Type: Home equity lines of credit ("HELOCs"). Borrowers generally obtain advances of principal (up to the respective Credit Limits) and repay such principal during the term of the loan. All information below is approximate and based on data as of January 1, 1998.


Aggregate Pool Balance:
$ 510,226,290


Number of Loans:
15,430


Average Outstanding Balance:
$33,067 (range: $0 to $497,966)


Average Credit Line:
$42,358 (highest: $550,000)


Lien Position:
1.97% first lien and 98.03% second lien


Combined Loan to Value Ratio:
84.49% weighted average (26.33% have a CLTV less than or equal to 80%)


Loan Utilization Rate:
78.07% weighted average (highest:  101.50%)


Junior Mortgage Ratio:
21.98% weighted average


     Property Type: 93.64% single family and de-minimus PUD; 3.74% condominium; 1.27% PUD; 1.35% other


Owner Occupancy:
99.74% owner-occupied; 0.25% second home; 0.01% investment


Weighted Average Coupon:
9.904% (range from 5.99 % - 17.25%)


Index:
100 % of the loans are indexed off of Prime


Gross Margin:
The weighted average gross margin is 2.48% at the cut-off date


     Gross Life Cap: 86.11% of the loans have a lifetime cap of 18.00%; the weighted average life cap of the remaining loans is 23.49%


Reset Frequency:
The loans reset on a monthly basis to Prime + their respective margins


Origination Dates:
All loans were originated between August, 1988 and December, 1997


Interest Rate:
Monthly adjustable rate indexed to the Prime Rate


Weighted Average Maturity:
226 months (range from 80 - 300)


Latest Scheduled Maturity:
December, 2022


     Geographic  Distribution:  CA (56.75%), FL (4.34%), CO (3.93%), UT (3.56%),
MI (3.25%), WA (3.13%), with the remaining states under 3.0%


     Principal Draws: Borrowers may draw down additional principal on the loans up to a specified credit limit up to either five or fifteen years after origination ("the draw period")


     Principal Repayment: Repayment is required within ten years of the end of the draw period. 20.29% of the loans are interest only loans requiring balloon payments at maturity


Prepayment Speed:
30 % CPR is the pricing prepayment speed


Principal Draw Rate:
15 % is the principal draw rate assumption for pricing









     5 The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by
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representations  as to the accuracy or completeness  of the information  herein.
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